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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934


                Date of Report (Date of earliest event reported):
                                January 31, 1996

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                                      EMCON
             (Exact name of registrant as specified in its charter)

       California                       0-16225                94-1738964

(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or                                         Identification No.)
organization)


400 S. El Camino Real, Suite 1200
San Mateo, CA                                                     94402
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (415) 375-1522


(Former name, former address and former fiscal year, if changed since last report)


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This report, including exhibits, consists of 4 pages. The Exhibit index is located on page 3.




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



Item 5.  Other Events

         In a press release disseminated on February 1, 1996, EMCON publicly announced the signing of a definitive agreement for the purchase of Organic Waste Technologies, Inc. ("OWT"), a privately held landfill gas technology and services company dedicated to designing, manufacturing, installing operating and maintaining a complete range of environmental control systems for its landfill clients.

         The acquisition is non-dilutive to existing shareholders and will be accounted for as a purchase. Under the agreement, EMCON will acquire all of the capital stock of OWT in exchange for $14 million in cash. Subject to the satisfaction of various closing conditions, the proposed transaction is scheduled to close in early March, 1996.

         A copy of the press release announcing this transaction is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.  Exhibits

         A copy of the Registrant's press release dated January 31, 1996, is attached hereto as Exhibit 1 and is incorporated herein by reference.


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 7, 1996                     EMCON



                                              By:     R. Michael Momboisse
                                                      --------------------------
                                                      R. Michael Momboisse
                                                      Chief Financial Officer
                                                      and Vice President - Legal

                                      EMCON
                                  Exhibit Index
                                   to Form 8-K


                                                                    Sequentially
                                                                      Numbered
Exhibit          Document                                               Page
-------          --------                                           ------------

1               Press Release dated January 31, 1996                     4






















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